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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2004

                        CIT Equipment Collateral 2004-VT1
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

      333-53688-03                                        83-0388773
(Commission File Number)                       (IRS Employer Identification No.)

                       c/o The Bank of New York (Delaware)
                          White Clay Center, Route 273
                             Newark, Delaware 19711
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (302) 451-2500

                                       N/A
         (Former name or former address, if changed since last report.)




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Item 2. Acquisition or Disposition of Assets.

          On March 11, 2004, NCT Funding Company, L.L.C. (the "Company") sold $311,000,000 aggregate principal amount of Class A-1 1.12% Receivable-Backed Notes, $150,000,000 aggregate principal amount of Class A-2 1.54% Receivable-Backed Notes, $345,000,000 aggregate principal amount of Class A-3 2.20% Receivable-Backed Notes, $57,080,000 aggregate principal amount of Class A-4 2.70% Receivable-Backed Notes, $25,730,000 aggregate principal amount of Class B 1.96% Receivable-Backed Notes, $14,030,000 aggregate principal amount of Class C 2.10% Receivable-Backed Notes and $32,746,370 aggregate principal amount of Class D 2.83% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a prospectus supplement dated March 3, 2004 to the prospectus dated March 3, 2004 (collectively, the "Prospectus").

          The Notes represent obligations of CIT Equipment Collateral 2004-VT1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

          The property of the Trust primarily consists of a pool of commercial contracts consisting of true leases and finance leases for the lease/purchase of computer and telecommunication equipment, general office equipment, automotive diagnostic equipment and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $72,507,944 which was deposited in the cash collateral account ($30,406,557from the proceeds of a loan made by NCT Funding Company, L.L.C. pursuant to a Loan Agreement annexed hereto as Exhibit 10.2, and $42,101,387 retained from the proceeds of the sale of the Notes pursuant to the Indenture).

          All of the Contracts were acquired by the Company from CIT Financial USA, Inc. and sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.   Description




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
   1.1        Underwriting Agreement among NCT Funding Company, L.L.C., CIT
              Financial USA, Inc., Banc of America Securities LLC and Deutsche
              Bank Securities Inc., each on behalf of itself and as representatives of the several underwriters, dated March 3, 2004.

   4.1 Indenture between the CIT Equipment Collateral 2004-VT1 as Issuer and JPMorgan Chase Bank as Indenture Trustee, dated as of February
              1, 2004.

   4.2        Amended and Restated Trust Agreement by and among NCT Funding
              Company, L.L.C. as Trust Depositor, The Bank of New York
              (Delaware) as Delaware Trustee and The Bank of New York as Owner
              Trustee, dated as of February 1, 2004.

   4.3        Pooling and Servicing Agreement among CIT Equipment Collateral
              2004-VT1 as Issuer, NCT Funding Company, L.L.C. as Depositor, CIT
              Financial USA, Inc. in its individual capacity, and as Servicer, dated as of February 1, 2004.

  10.1        Loan Agreement among CIT Equipment Collateral 2004-VT1 as the
              Trust, JPMorgan Chase Bank as Indenture Trustee, NCT Funding
              Company, L.L.C. as Trust Depositor, CIT Financial USA, Inc. in its individual capacity and as Servicer, the lender parties thereto from time to time, and Capita Corporation as Agent, dated as of February 1, 2004.

  10.2 Administration Agreement among CIT Equipment Collateral 2004-VT1 as Issuer, CIT Financial USA, Inc. as Administrator, NCT Funding
              Company, L.L.C. as Trust Depositor, and JPMorgan Chase Bank as
              Indenture Trustee, dated as of February 1, 2004.




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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIT EQUIPMENT COLLATERAL 2004-VT1


                                        By: CIT FINANCIAL USA, INC.
                                            as Servicer


                                        By:    /s/ Usama Ashraf
                                            ----------------------------------
                                            Name: Usama Ashraf
                                            Title: Vice President

Dated: March 24, 2004


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The section symbol shall be expressed as............................... 'SS'